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                                                                   EXHIBIT 10.45


                                 August 8, 1997


Jules Kroll
Kroll Holdings, Inc.
900 Third Avenue
New York, NY 10022


         Re:      Registration Rights With Respect to O'Gara Common Stock


Dear Jules:

         In connection with the execution and delivery on today's date of that certain Plan and Agreement to Merge among The O'Gara Company ("Company"), VDE, Inc., Kroll Holdings, Inc. ("KHI") and Jules Kroll ("Kroll") (the "Merger Agreement"), this letter agreement sets forth the registration rights, after the Effective Time of the Merger, of each of Kroll and Thomas M. O'Gara ("O'Gara") relating to the shares of the Company's common stock owned by Kroll and O'Gara. Defined terms used but not defined herein shall have the meanings assigned to them in the Merger Agreement.

         If the Company registers any shares of its common stock, $.0l par value per share (the "Company Common Stock"), for sale after the Effective Time of the Merger pursuant to the Securities Act of 1933 (the "Act") and if any shares of Company Common Stock owned by O'Gara are included in such registration statement, then the Company will afford to Kroll the opportunity, on a pro-rata basis with O'Gara, to include in such registration statement shares of Company Common Stock owned by Kroll, on the same terms and conditions and subject to the same limitations as shall apply to O'Gara.

         If the Company registers any shares of its Company Common Stock for sale after the Effective Time of the Merger pursuant to the Act and if any shares of Company Common Stock owned by Kroll are included in such registration statement, then the Company will afford to O'Gara the opportunity, on a pro-rata basis with Kroll, to include in such registration statement shares of Company Common Stock owned by O'Gara, on the same terms and conditions and subject to the same limitations as shall apply to Kroll.

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Jules Kroll
August 8, 1997
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         Please evidence your agreement by signing both copies of this letter in the space provided below and returning one copy to the undersigned.

                                            Sincerely yours,

                                            THE O'GARA COMPANY


                                            By:_____________________________
                                               Thomas M. O'Gara, Chairman


                                               -----------------------------
                                               Thomas M. O'Gara, Individually


Agreed:


---------------------------
Jules Kroll